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                                                                    EXHIBIT 10.6
                                                                [Execution Copy]

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "Security Agreement"), dated as of July 31, 2002, among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company"), and each of the Subsidiaries which is a signatory hereto or which subsequently becomes a party hereto in accordance with the terms hereof (together, with the Company, the "Grantors"), in favor of CITIBANK, N.A., as collateral trustee ("Collateral Trustee") for the benefit of the holders of the Secured Obligations (as defined in Section 1.1 below).

                             PRELIMINARY STATEMENTS

         A. The Company and/or its Subsidiaries have entered into multiple financing transactions with groups of lenders and financial institutions (collectively, referred to herein as the "Financial Institutions"). Such financing transactions are governed by the credit and security documents more fully described in Schedule III hereto (such documents being collectively referred to herein, as the same may be amended and modified from time to time, as the "Credit Documents"). "Borrowers" as used herein shall mean the borrowers under any one or more of the Credit Documents.

         B. The Company, several of its Subsidiaries and Citibank, N.A., as collateral trustee have entered into a Collateral Trust Agreement dated as of July 31, 2002 (the "Collateral Trust Agreement"), which provides for collateral to be held by Citibank, N.A., as collateral trustee for the benefit of the Financial Institutions.

         C. It is a condition to certain transactions under the Credit Documents, that each of the Grantors shall have executed and delivered this Security Agreement.

         D. The Company is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Company has made capital contributions and advances to its Subsidiaries, including all Grantors other than the Company. Other than the Company each of the Grantors is a wholly owned Subsidiary of the Company and will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Documents.

                                    AGREEMENT

         Therefore, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, each of the Grantors hereby agrees with Collateral Trustee for its benefit and the ratable benefit of the Collateral Trustee and the other Financial Institutions as follows:



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                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. The following terms shall have the meanings specified below, and capitalized terms used in this Security Agreement but not defined herein shall have the meanings set forth for such terms in the Credit Agreement dated as of July 31, 2002 (the "New Credit Agreement"), among Company and the Financial Institutions named therein.

         "Account" or "Accounts" means "accounts" as that term is defined in the UCC.

         "Applicable Law" or "Applicable Laws" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over the Grantors, the Collateral Trustee, the Financial Institutions, the Collateral or the Credit Documents, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to the Grantors, the Collateral Trustee, the Financial Institutions, the Collateral or the Credit Documents.

         "Chattel Paper" means "chattel paper" as that term is defined in the UCC and any Electronic Chattel Paper and Tangible Chattel Paper owned by any one or more of the Grantors.

         "Collateral" has the meaning set forth in Section 2.1 of this Security Agreement.

         "Contract" or "Contracts" means all contracts to which any one or more of the Grantors now is, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents or Instruments), all Insurance Contracts, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.

         "Contract Documents" means all Instruments, Chattel Paper, letters of credit, bonds, guarantees or similar documents evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, the Contract Rights.

         "Contract Rights" has the meaning set forth in Section 5.1 of this Security Agreement.

         "Document" or "Documents" means any "document" as that term is defined in the UCC, including, without limitation, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

         "Electronic Chattel Paper" means "electronic chattel paper" as that term is defined in the UCC.

         "Equipment" means any equipment now or hereafter owned or leased by any of the Grantors, or in which any Grantor holds or acquires any other right, title or interest, constituting "equipment" under the UCC, including without limitation all field lines and drilling equipment,


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purification equipment, liquefaction equipment, vaporizing equipment, and all other machinery, tools, office equipment, furniture, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment) and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Event of Default" means any default or event of default, however denominated, under any Credit Document.

         "Fixture" or "Fixtures" means any fixture or fixtures now or hereafter owned or leased by any of the Grantors, or in which any of the Grantors holds or acquires any other right, title or interest, constituting "fixtures" under the UCC, including without limitation all pipe which is part of a pipeline system owned by any of the Grantors, and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "General Intangible" or "General Intangibles" means all general intangibles now or hereafter owned by any of the Grantors, or in which any of the Grantors holds or acquires any other right, title or interest, constituting "general intangibles" or "payment intangibles" under the UCC, including, but not limited to, all trademarks, trademark applications, trademark registrations, trade names, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos and/or designs, copyrights, patents, patent applications, goodwill of such entity's or its affiliate's business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which any of the Grantors is now or hereafter may be entitled.

         "Governmental Authority" shall mean any government, department, ministry, commission, board, bureau, agency, regulatory authority, instrumentality of any government (central, federal, state, municipal or local), judicial, legislative or administrative body, domestic or foreign, having jurisdiction over the matter or matters in question.

         "Governmental Requirements" means all judgments, orders, writs, injunctions, decrees, awards, laws, ordinances, statutes, regulations, rules, franchises, permits, certificates, licenses, authorizations and the like and any other requirements of any government or any commission, board, court, agency, instrumentality or political subdivision thereof.

         "Instrument" mean an "instrument" as that term is defined in the UCC, including, without limitation, any Negotiable Instrument, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (other than Instruments constituting Chattel Paper).


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         "Insurance Contracts" means all contracts and policies of insurance and re-insurance maintained or required to be maintained by or on behalf of any of the Grantors under the Credit Documents.

         "Inventory" shall mean all of the inventory of any of the Grantors, or in which any of the Grantors holds or acquires any right, title or interest, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, and all materials usable in processing the same and all documents of title covering any inventory, including, without limitation, work in process, materials used or consumed in any of the Grantors' business, now owned or hereafter acquired or manufactured by any of the Grantors and held for sale in the ordinary course of its business, all present and future substitutions therefore, parts and accessories thereof and all additions thereto, all Proceeds thereof and products of such inventory in any form whatsoever, and any other item constituting "inventory" under the UCC.

         "Inventory Records" shall mean all books, records and other property and General Intangibles at any time relating to Inventory.

         "Investment Property" means "investment property" as that term is defined in the UCC, including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts.

         "Lien" or "Liens" means any mortgage, deed of trust, pledge, assessment, security interest, adverse claim, levy, charge, option, right of first refusal, charge, debenture, indenture, easement, right-of-way, restriction, encroachment, license, lease, security agreement, or other encumbrance of any kind and other restrictions or limitations on the use or ownership of personal property or irregularities in title thereto.

         "Negotiable Instrument" means a "negotiable instrument" as that term is defined in the UCC.

         "Permitted Liens" means those certain Liens described on Schedule III to the New Credit Agreement.

         "Proceeds" means "proceeds" as that term is defined in the UCC, and includes, but is not limited to, all proceeds of any or all of the Collateral, including without limitation (a) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority), (c) all proceeds received or receivable when any or all of the Collateral is sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" means all Accounts and all of any of the Grantors' rights to payment for goods sold or leased, services performed, or otherwise, whether now in existence or arising from time to time hereafter, including, without limitation, rights arising under any of the Contracts or



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evidenced by an account, note, contract, security agreement, Chattel Paper, or other evidence of indebtedness or security, together with all of the right, title and interest of any of the Grantors in and to (a) all security pledged, assigned, hypothecated or granted to or held by any of the Grantors to secure the foregoing, (b) all of any of the Grantors' right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney granted to any of the Grantors for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any of the Grantors or any computer bureau from time to time acting for any of the Grantors, (f) all evidences of the filing of financing statements and other statements granted to any of the Grantors and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

         "Secured Obligations" shall mean the Guaranteed Obligations and Bonds (as such term is defined in the Collateral Trust Agreement).

         "Secured Party" means, collectively, Collateral Trustee and the Financial Institutions.

         "Security Agreement" shall mean this Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "Tangible Chattel Paper" means "tangible chattel paper" as that term is defined in the UCC.

         "Titled Vehicles" means vehicles in which a security interest can not be perfected by filing a financing statement under the UCC.

         "UCC" shall mean the Uniform Commercial Code in effect in the State of New York, as amended from time to time.

                                   ARTICLE II

                               SECURITY INTERESTS

         Section 2.1 Pledge, Assignment and Grant of Security Interests. As collateral security for the prompt and complete payment and performance when due of all Secured Obligations, each Grantor, severally, hereby assigns and pledges to Collateral Trustee for the benefit of the Financial Institutions and hereby grants to the Collateral Trustee for the benefit of the Financial Institutions a lien on and continuing security interest in all of such Grantor's right, title and interest in, to and under (all items described in this Section 2.1, whether now owned or hereafter acquired by such Grantor and wherever located and whether now existing or hereafter arising, collectively, the "Collateral"):



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         (a) all Contracts, all Contract Rights, all Contract Documents and each and every document granting security to any of the Grantors under any such Contract, and any Instrument related to or arising because of any such Contract;

         (b) all Receivables;

         (c) all Investment Property;

         (d) all General Intangibles;

         (e) all Chattel Paper;

         (f) all Documents;

         (g) all Equipment;

         (h) all Inventory;

         (i) all Fixtures;

         (j) all amounts from time to time held in any checking, savings, deposit or other account of any of the Grantors, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments held in such accounts;

         (k) all Governmental Requirements now or hereafter held by any of the Grantors (except that any Governmental Requirement which would by its terms or under Applicable Law become void, voidable, terminable or revocable by being subjected to the Lien of this Security Agreement or in which a Lien is not permitted to be granted under Applicable Law, is hereby excluded from such Lien to the extent necessary so as to avoid such voidness, voidability, terminability or revocability);

         (l) all rights to receive a payment under any hedging agreement in connection with a termination thereof;

         (m) without limiting the generality of the foregoing, all other personal property, goods, Instruments, credits, claims, demands and assets of any of the Grantors whether now existing or hereafter acquired from time to time;

         (n) any and all additions, accessions and improvements to, all substitutions and replacements for and all products and Proceeds of or derived from all of the foregoing items described above in this
             Section 2.1; and

         (o) any and all Proceeds of any of the foregoing.

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         Section 2.2 After-Acquired Property. The security interest pledged, assigned and granted to Collateral Trustee pursuant to this Security Agreement is intended to extend to all Collateral of the kind that is the subject of this Security Agreement which any of the Grantors may acquire at any time during the continuation of this Security Agreement, irrespective of whether such Collateral is in transit or in any of the Grantors' or Collateral Trustee's or any other Person's constructive, actual, or exclusive occupancy or possession.

         Section 2.3 Obligations Independent. The obligations of each Grantor under this Security Agreement are independent of the obligations of the Borrowers, any other Grantor, or any other Person, and a separate action or actions may be brought and prosecuted against any one or more of the Grantors to enforce this Security Agreement, irrespective of whether any action is brought against the Borrowers, any other Grantor, or any other Person or whether the Borrowers, the Grantors, or any other Person is joined in any such action or actions.

         Section 2.4 Obligations Absolute. Each Grantor agrees, severally, that it will perform its obligations hereunder strictly in accordance with the terms of this Security Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any of the Financial Institutions with respect thereto. The liability of each of the Grantors under this Security Agreement shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any Credit Document;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other liabilities, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Secured Obligations or any other liabilities resulting from the extension of additional credit or otherwise;

         (c) any liquidation, dissolution or termination of existence of, or other change in, any Borrower or any other Person;

         (d) any bankruptcy, insolvency, receivership or other proceeding involving any Borrower, any one or more of the Grantors, or any other Person or any defense that may arise in connection with or as a result of any such bankruptcy, insolvency, receivership or other proceeding or otherwise;

         (e) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or any other liabilities;

         (f) any manner of application of Collateral, or proceeds thereof or of collections on account of any guaranty, to all or any of the Secured Obligations or any other liabilities, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other liabilities or of any other assets of any Borrower, any one or more of the Grantors, or any other Person; or


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         (g) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Borrower, any one or more of the Grantors, a surety or any other Person.

         Section 2.5 Security for Obligations. The security interests and other rights granted pursuant to this Security Agreement secure, and the Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations. Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no Letters of Credit may at certain times be outstanding, the Liens granted hereunder to the Collateral Trustee shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the commitments, however described, under the Credit Documents, the repayment of all obligations due with respect to the bonds and the expiration or termination of all outstanding letters of credit provided under the Credit Documents (all such commitments, repayment obligations and outstanding letters of credit are referred to herein as the "Credit Document Commitments").

         Section 2.6 Grantors Remain Liable. Notwithstanding any other provisions of this Security Agreement to the contrary, (a) each Grantor shall remain severally liable to perform any and all obligations imposed on such Grantor under the Credit Documents or with respect to the Collateral and to perform any and all duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Collateral Trustee of any of its rights hereunder shall not release any of the Grantors from any of its duties or obligations under the Credit Documents and (c) neither Collateral Trustee nor any of the other Financial Institutions shall have any obligation or liability under the Credit Documents by reason of this Security Agreement, nor shall Collateral Trustee or any Financial Institution be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.7 Power of Attorney. Each Grantor hereby constitutes and appoints Collateral Trustee as such Grantor's attorney-in-fact, at all of Grantors' cost and expense, for which each Grantor shall be severally liable, to exercise, in Collateral Trustee's discretion after the occurrence and during the continuance of an Event of Default, all or any of the following powers, which, being coupled with an interest, shall be irrevocable until all of the Secured Obligations have been paid in full and all Credit Document Commitments have been terminated:

         (a) to obtain and adjust insurance under insurance policies naming any of the Grantors as an insured party;

         (b) to receive, take, endorse, sign, assign, deliver and collect, all in Collateral Trustee's name or any Grantor's name, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

         (c) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;


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         (d) to receive, open and dispose of all mail addressed to any of the
             Grantors with respect to the Collateral which comes into the possession of Collateral Trustee and to notify postal authorities to change the address for delivery thereof to such address as Collateral Trustee designates, with a copy of such notice to the affected Grantor;

         (e) to request from account debtors of any of the Grantors, in the affected Grantor's name or Collateral Trustee's name or that of Collateral Trustee's designee, information concerning the Receivables and the amounts owing thereon;

         (f) to transmit to account debtors indebted on Receivables notice of Collateral Trustee's interest therein;

         (g) to notify account debtors indebted on Receivables to make payment directly to Collateral Trustee; and

         (h) to take or bring, in any Grantor's name or Collateral Trustee's name, all steps, actions, suits or proceedings deemed by Collateral Trustee necessary or desirable to enforce or effect collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Contract or the rights of Collateral Trustee with respect to any of the Collateral.

         Section 2.8 Waiver. Each of the Grantors hereby waives promptness, diligence, notice of acceptance and any other notice (except notices expressly required to be given to the Grantors under this Security Agreement) with respect to any of the Secured Obligations and this Security Agreement and any requirement that Collateral Trustee or any Financial Institution protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against any one or more of the Grantors or any other Person or any of the Collateral.

         Section 2.9 Subrogation and Other Rights to Repayment. Each of the Grantors hereby irrevocably waives any and all rights to which it may be entitled (by operation of law or otherwise) by performing its obligations under this Security Agreement (i) to be subrogated to the rights of the Financial Institutions against any Borrowers or any of the other Grantors or (ii) to receive any payment, in the nature of contribution or for any other reason, from any Borrower or from any of the Grantors. If any amount shall be paid to any of the Grantors on account of such subrogation rights or any of the Grantors receives any such payment referred to in clause (ii) above, such Grantor agrees to hold such amount or such payment, as the case may be, in trust for the benefit of the Secured Party, and such Grantor agrees to forthwith pay such amount or such payment, as the case may be, to the Collateral Trustee to be credited against and applied upon the Secured Obligations, whether matured or unmatured, in such order as may be determined by the Collateral Trustee.

         Section 2.10 Limitation on Grant. Secured Party and each of the Grantors other than Borrower hereby acknowledge that the security interests granted pursuant to this agreements and the obligations more fully described herein are subject in all cases to the limitations more fully set out in Section
2.2 of Collateral Trust Agreement.

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                                  ARTICLE III

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to such representations, warranties and covenants as are made by the Borrowers and any one or more of the Grantors under the Credit Documents, which representations, warranties and covenants are hereby deemed made and incorporated into this Security Agreement each as though set forth in its entirety herein, each Grantor, represents, warrants and covenants, as of the date hereof and as of the date of each extension of credit under any of the Credit Documents, as follows:

         Section 3.1 Security Documents. This Security Agreement, together with
(a) the filing of financing statements in the offices set forth on Schedule II to this Security Agreement and (b) the delivery to Collateral Trustee or a third party custodian of any Collateral in which a security interest is perfected by possession, (although no such Collateral exists as of the date of this Security Agreement other than the securities being pledged pursuant to the terms of the Pledge Agreement dated as of even date herewith), is sufficient to create in favor of Collateral Trustee for the benefit of the Collateral Trustee and the Financial Institutions, as security for the payment and performance of the Secured Obligations, a valid and enforceable perfected security interest in and on all of the Collateral, to the extent that a security interest can be created under (i) the laws which govern the creation of security interests hereunder or
(ii) any other Applicable Law, in favor of Collateral Trustee, and except with respect to Titled Vehicles, superior to and prior to all Liens other than Permitted Liens, except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect that affect creditors' rights generally or (y) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 3.2 No Liens. Each grantor shall defend the Collateral against all Liens, other than Permitted Liens, and demands of all Persons (other than the Secured Party) at any time claiming the same or any interest therein.

         Section 3.3 Chief Executive Office; Name; Records. Each Grantor's principal place of business and its chief executive office is located at the address indicated in Schedule I to this Security Agreement. The originals of all Contracts, Contract Documents and documents evidencing Receivables of any of the Grantors, and the only original books of accounts and records concerning the Collateral are, and will continue to be, kept at the affected Grantor's address at set forth in Schedule I to this Security Agreement or at such new location for such principal place of business and chief executive office as such Grantor may establish in accordance with the last sentence of this Section 3.3. None of the Grantors shall establish a new location for its principal place of business or change its name or its state of organization or carry on any business under any name other than its current name until it has given to Collateral Trustee not less than 30 days' prior written notice of its intention to do so, clearly describing such new location or specifying such new name, as the case may be, and providing such other information in connection therewith as Collateral Trustee may reasonably request. Each Grantor's state of organization and exact legal name, as reflected in its Certificate of Incorporation or other original organization document approved by the Governmental Authority charged with approving such documents and authorizing and authenticating the existence of entities in the applicable jurisdiction, is set forth in Schedule I to this Security Agreement.

         Section 3.4 Financing Statements and Registrations. Each Grantor agrees to sign and deliver to Collateral Trustee such financing statements or registrations, in form suitable to reflect the security interests granted hereunder, as Collateral Trustee reasonably determines are necessary or desirable to establish and maintain a valid, enforceable, perfected (except with respect to Titled Vehicles) security interest in the Collateral all in accordance with the laws which govern perfection of the security interests hereunder. Each Grantor will pay any applicable filing fees and related expenses. Each Grantor authorizes Collateral Trustee to file in such jurisdictions as determined by Collateral Trustee any such financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of each Grantor where permitted by Applicable Law. Upon the request of any of the Grantors, Collateral Trustee shall promptly deliver, or cause to be delivered, to such Grantor, at Grantor's expense, copies of any such statements or amendments.

         Section 3.5 Delivery and Pledge of Collateral. Each Grantor shall deliver and pledge to Collateral Trustee any and all Investment Property, Instruments, Documents, Contract Documents or other Collateral or documents evidencing the Collateral (in each case to the extent a security interest therein may be perfected by possession), indorsed and/or accompanied by such instruments of assignment and transfer and consents as Collateral Trustee may request, all in such form and substance as Collateral Trustee may request in order to perfect the security interests granted by this Security Agreement in any Collateral, at the expense of such Grantor.

         Section 3.6 Control of Investment Property. Each Grantor shall take any and all actions reasonably requested by Collateral Trustee to ensure that Collateral Trustee has a first priority security interest in and "control" (within the meaning of Section 8-106 of the UCC) of Collateral constituting Investment Property and deposit accounts (as defined in the UCC).

         Section 3.7 Taxes. Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including without limitation, claims for labor, materials and supplies) against any of the Collateral including, without limitation, the Equipment and Inventory, provided, however, that such Grantor shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

         Section 3.8 Insurance. Grantors shall maintain or cause to be maintained, at all times during the term of this Security Agreement, property damage insurance covering the Collateral as required pursuant to the terms of the Credit Documents.

         Section 3.9 No Encumbrances. Each Grantor agrees that it will not create, assume, incur or suffer to exist, or permit any of its Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt, trade payable or other obligation or liability of any Person; provided, however, that notwithstanding the foregoing, the Grantors or any of their Subsidiaries may create, incur, assume or suffer to exist the Permitted Liens.

         Section 3.10 Additional Indebtedness. Each Grantor agrees that it will not create, assume, incur or suffer to exist, or permit any of its Subsidiaries to create, assume, incur or suffer to exist, any Debt other than Debt permitted under the Credit Documents.

                                   ARTICLE IV

              SPECIAL PROVISIONS CONCERNING RECEIVABLES, CONTRACTS,
                            INSTRUMENTS AND ACCOUNTS

         Section 4.1 Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, records of all payments received and all credits granted thereon, and each Grantor will make the same available to Collateral Trustee, for inspection at any time as Collateral Trustee may request. Each Grantor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables) and books and records that Collateral Trustee may request to Collateral Trustee or to its representatives (copies of which evidence and books and records may be retained by such Grantor) at such times as Collateral Trustee may reasonably request. Upon Collateral Trustee's reasonable request each Grantor shall legend in form and substance reasonably satisfactory to Collateral Trustee, the Receivables and Contracts and Contract Documents, as well as books, records and documents of such Grantor evidencing or pertaining to the Receivables, with an appropriate reference to the fact that such items of Collateral have been assigned to Collateral Trustee as security and that Collateral Trustee has a security interest therein.

         Section 4.2 Payments Under Contracts and Receivables.

         (a) Notice to Grantors under Contracts. Each Grantor further agrees and confirms that, upon the request of Collateral Trustee, it will notify each party to any Contracts of the assignment thereof to Collateral Trustee, instruct each of them that all payments due or to become due and all amounts payable to such Grantor under such Contracts shall, until the Secured Obligations are paid in full and the Credit Document Commitments have been terminated, be made to Collateral Trustee, and, if requested by Collateral Trustee and reasonably feasible, obtain a written consent and acknowledgement from them in form and substance reasonably acceptable to Collateral Trustee. Unless notified to the contrary by Collateral Trustee, each Grantor shall, at its own cost and expense, enforce collection of any amounts payable under the Contracts.

         (b) Non-Payment to Collateral Trustee. Until the Secured Obligations are paid in full and all Credit Document Commitments have been terminated, if any of the Grantors shall receive directly from any party to the Contracts or from any account debtor or other obligor under any Receivable any payments under the Contracts or the Receivables, such Grantor shall receive (and hereby acknowledges that it is receiving) such payments in trust for the benefit of the Secured Party, shall segregate such payments from other funds of such Grantor, and shall forthwith transmit and deliver such payments to the Collateral Trustee in the same form as so received (with any necessary endorsement) for application to the Secured Obligations.

         Section 4.3 Direction to Account Parties, Contracting Parties, etc. Each Grantor agrees that, upon the occurrence and during the continuation of an Event of Default, such Grantor shall be bound by any collection, compromise, forgiveness, extension or other action taken by Collateral Trustee with respect to the Receivables and the Contracts. Upon the occurrence and during the continuation of an Event of Default, without notice to or assent from any of the Grantors, Collateral Trustee may apply any or all amounts then or thereafter deposited with it to the Secured Obligations. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any of the Grantors or Collateral Trustee, shall be borne by the Grantors.

                                   ARTICLE V

                     SPECIAL PROVISIONS CONCERNING CONTRACTS

         Section 5.1 Security Interest in Contract Rights. Each Grantor's grant, pursuant to Section 2.1 of this Security Agreement, to the Secured Party of a security interest in and on all of the right, title and interest in and to each and all of the Contracts, the Contract Documents and the contract rights thereunder owned by such Grantor, includes, but is not limited to:

         (a) all (i) of such Grantor's rights to payment under any Contract or Contract Document and (ii) payments due and to become due to such Grantor under any Contract or Contract Document, in each case whether as contractual obligations, damages or otherwise;

         (b) all of such Grantor's claims, rights, powers, or privileges and remedies under any Contract or Contract Document; and

         (c) all of such Grantor's rights under any Contract or Contract Document to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract or Contract Document to demand, receive, enforce or collect any of the foregoing rights or any property which is the subject of any Contract or Contract Document, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the opinion of Collateral Trustee, may be necessary or advisable in connection with any of the foregoing (all of the foregoing in this Section 5.1, the "Contract Rights").

         Section 5.2 Contract Right Remedies. Upon the occurrence and during the continuation of an Event of Default (but not prior to such time), Collateral Trustee may enforce all remedies, rights, powers and privileges of any one or more of the Grantors under any or all of the Contracts and Contract Documents and/or substitute itself or any nominee or trustee in lieu of such Grantor or Grantors as party to any of the Contracts and Contract Documents and may notify the obligor of any Contract Right (each of the Grantors hereby agreeing to immediately deliver any such notice at the request of Collateral Trustee) that all payments and performance under the relevant Contract or Contract Document shall be made or rendered to Collateral Trustee or such other Person as Collateral Trustee may designate in writing, with a copy to the affected Grantor and to the applicable Borrower.

                                   ARTICLE VI

                                    REMEDIES

         Section 6.1 Remedies; Obtaining the Collateral Upon Default. Upon the occurrence and during the continuation of an Event of Default, Collateral Trustee shall have all the rights and remedies of a secured party under the laws which govern the creation, perfection or enforcement of security interests hereunder to enforce this Security Agreement and the security interests contained herein, and, in addition, Collateral Trustee may, upon the occurrence and during the continuation of an Event of Default, in addition to its other rights and remedies hereunder, including without limitation under Section 6.2 hereof, do any of the following to the extent permitted by Applicable Law:

         (a) personally, or by trustees or attorneys, immediately take possession of the Collateral or any part thereof, from any one or more of the Grantors or any other Person who then has possession of any part thereof with or without notice or process of any Applicable Law, and for that purpose may enter upon any one or more of the Grantors' premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of any one or more of the Grantors;

         (b) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to Collateral Trustee;

         (c) take possession of the Collateral or any part thereof, by directing any one or more of the Grantors in writing to deliver the same to Collateral Trustee at any place or places designated by Collateral Trustee, in which event the applicable Grantor shall at its own expense:

             (i) forthwith cause the same to be moved to the place or places so designated by Collateral Trustee and there be delivered to Collateral Trustee;

             (ii) store and keep any Collateral so delivered to Collateral Trustee at such place or places pending further action by Collateral Trustee as provided in Section 6.2 of this Security Agreement; and

             (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain same in good condition.

To the extent permitted by Applicable Law, each Grantor's obligation to deliver the Collateral is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, Collateral Trustee shall be entitled to obtain a decree requiring specific performance by any one or more of the Grantors of said obligations.

         Section 6.2 Disposition of the Collateral. Any Collateral of which Collateral Trustee has taken possession under or pursuant to Section 6.1 of this Security Agreement and any other Collateral, whether or not so possessed by Collateral Trustee, may, upon the occurrence and during the continuation of an Event of Default, to the extent permitted by Applicable Law (including, without limitation, the rules and regulations of the FERC), be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Collateral Trustee may, in compliance with any requirements of Applicable Law, determine to be commercially reasonable. Any such disposition shall be made upon not less than ten (10) days' written notice to the applicable Grantor specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by Collateral Trustee or after any overhaul or repair which Collateral Trustee shall determine to be commercially reasonable. To the extent permitted by Applicable Law, Collateral Trustee or any Secured Party may itself bid for and become the purchaser of the Collateral or any item thereof offered for sale at a public auction without accountability to any of the Grantors (except to the extent of any surplus money received as provided in the Credit Documents).

         Section 6.3 Waiver.

         (a) EXCEPT AS OTHERWISE PROVIDED IN THIS SECURITY AGREEMENT, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH COLLATERAL TRUSTEE'S TAKING POSSESSION OR COLLATERAL TRUSTEE'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ANY OF THE GRANTORS WOULD OTHERWISE HAVE UNDER ANY APPLICABLE LAW, AND EACH GRANTOR, FOR ITSELF AND ALL WHO MAY CLAIM UNDER IT, HEREBY FURTHER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW:

             (i) all damages occasioned by such taking of possession of any Collateral;

             (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Trustee's rights hereunder; and

             (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Collateral or any portion thereof.

         (b) Without limiting the generality of the foregoing and to the extent permitted by Applicable Law, during the continuation of an Event of Default, each Grantor hereby: (i) authorizes Collateral Trustee, in its sole discretion and without notice to or demand upon any of the Grantors and without otherwise affecting the obligations applicable hereunder from time to time, to take and hold other collateral (in addition to the Collateral) for payment of any Secured Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Secured Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other Person granting security for or in any way obligated upon any Secured Obligations, or any part thereof; and
             (ii) waives and releases any and all right to require Collateral Trustee to collect any of the Secured Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Secured Obligations or from any collateral (other than the Collateral) for any of the Secured Obligations.

         (c) To the extent permitted by Applicable Law, any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any of the Grantors therein and thereto.

         Section 6.4 Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by Collateral Trustee to the Secured Obligations in the manner determined by Collateral Trustee in its sole discretion.

         Section 6.5 Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby specifically given to Collateral Trustee shall be in addition to every other right, power and remedy specifically given under this Security Agreement, under any other Security Document or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Collateral Trustee. All such rights, powers and remedies shall be cumulative, and the exercise or the partial exercise of one shall not be deemed a waiver of the right to exercise of any other. No delay or omission of Collateral Trustee in the exercise of any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof and no renewal or extension of any of the Secured Obligations, shall impair any such right, remedy, power or privilege or shall constitute a waiver thereof.

         Section 6.6 Discontinuance of Proceedings. In case Collateral Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry, or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Collateral Trustee, then, in every such case, each of the Grantors, Collateral Trustee and each holder of any of the Secured

Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Security Agreement, and all rights, remedies and powers of Collateral Trustee shall continue as if no such proceeding had been instituted.

                                  ARTICLE VII

                          CONCERNING COLLATERAL TRUSTEE

         Section 7.1 Collateral Trustee's Rights. The provisions of Article 5 of the Collateral Trust Agreement shall inure to the benefit of Collateral Trustee in respect of this Security Agreement and shall be binding upon the parties hereto.

         Section 7.2 Action by Nominees. Notwithstanding anything to the contrary in this Security Agreement, any and all of the rights, powers and remedies of Collateral Trustee under this Security Agreement may be exercised by any nominee(s) of the Financial Institutions or any other agent, person, trustee or nominee acting on behalf of the Secured Party, and Collateral Trustee may assign or delegate all or any part of its rights and obligations under this Security Agreement any one or more agent(s), person(s), trustee(s) or other nominee(s).

         Section 7.3 Limitation on Duty of Collateral Trustee in Respect of Collateral. Collateral Trustee shall have no duty as to any Collateral in its possession or control other than for its gross negligence or willful misconduct or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Collateral Trustee shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Collateral Trustee, unless Collateral Trustee was grossly negligent in the selection thereof. Collateral Trustee may, without notice to any of the Grantors except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Collateral or in any other deposit account.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder shall be given in accordance with the terms of Section 6.4 of the Collateral Trust Agreement.

         Section 8.2 Amendment. Any amendment or waiver to this Security Agreement or any provision hereof shall only be effective to the extent such amendment or waiver (a) complies with all requirements of an amendment to the Collateral Trust Agreement including those requirements set forth in Section 6.2 of the Collateral Trust Agreement and (b) is executed by the Persons that would be required to execute a like amendment of the Collateral Trust Agreement. Furthermore, all amendments and waivers to this Security Agreement will be subject to the limitations and restrictions applicable to amendments and waivers of the Collateral Trust Agreement.

         Section 8.3 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Grantors, Collateral Trustee and the Financial Institutions and their respective successors and assigns.

         Section 8.4 Survival. All agreements, statements, representations and warranties made by the Grantors herein or in any certificate or other instrument delivered by the Grantors or on the behalf of the Grantors under this Security Agreement shall be considered to have been relied upon by Collateral Trustee and the Financial Institutions and shall survive the execution and delivery of this Security Agreement and the other Credit Documents regardless of any investigation made by Collateral Trustee or any other Secured Party or on their behalf.

         Section 8.5 Headings Descriptive. The headings of the various articles, sections and paragraphs of this Security Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

         Section 8.6 Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

         Section 8.7 Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 8.8 Waiver of Jury Trial. THE GRANTORS, THE COLLATERAL TRUSTEE, AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 8.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL TRUSTEE, THE FINANCIAL INSTITUTIONS OR THE GRANTORS IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL TRUSTEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 6.4 OF THE COLLATERAL TRUST AGREEMENT. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT

TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

         Section 8.10 Collateral Trustee May Perform. If any one or more of the Grantors fails to perform any agreement contained herein, Collateral Trustee may itself perform, or cause the performance of, such agreement, and the expenses of Collateral Trustee incurred in connection therewith shall be payable by such Grantor.

         Section 8.11 Termination; Release. When all of the Secured Obligations have been satisfied or irrevocably paid in full and all Credit Document Commitments have expired or are terminated, this Security Agreement shall terminate (except as provided in Section 8.12 of this Security Agreement), and Collateral Trustee, at the expense of the Grantors, will promptly execute and deliver to each of the Grantors the proper instruments acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to any one or more of the Grantors (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of Collateral Trustee and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, and shall take such other action, at the Grantors' expense, as the Grantors may reasonably request to effectuate the foregoing.

         Section 8.12 Reinstatement. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Collateral Trustee in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any one or more of the Grantors, or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any one or more of the Grantors or any substantial part of its assets, or otherwise, all as though such payments had not been made.

         Section 8.13 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Security Agreement.

         Section 8.14 No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Grantors, the Collateral Trustee and the Secured Party, and no Person (other than the parties hereto and the Secured Party) shall have any rights hereunder.

         Section 8.15 Information. Each Grantor will furnish to Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as Collateral Trustee may request, all in reasonable detail.

         Section 8.16 Incorporated Definitions. All defined terms that are incorporated from other agreements into this Security Agreement by reference shall have the meanings assigned to such terms as of the date hereof, but shall not be modified by any subsequent amendment or modification that takes place after the date hereof unless consented to by the parties hereto.

         Section 8.17 Indemnity. Each Grantor shall pay on demand to Collateral Trustee the amount of any and all reasonable expenses, including without limitation the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Trustee may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Trustee or the other Financial Institutions hereunder or (iv) the failure by any one or more of the Grantors to perform or observe any of the provisions hereof.

Schedule I    State of Organization and Addresses of Grantors
Schedule II   Required Financing Statement Filings
Schedule III  Credit Documents

                              [SIGNATURE PAGES FOR
                               SECURITY AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.




                                        CITIBANK, N.A., AS COLLATERAL TRUSTEE




                                        By:      /s/ J. Christopher Lyons
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

SECURITY AGREEMENT EXECUTED BY THE FOLLOWING WILLIAMS ENTITIES:


Black Marlin Pipeline Company
Gas Supply, L.L.C.
Juarez Pipeline Company
Mapco, Inc.
MAPL Investments, Inc.
Memphis Generation, L.L.C.
North Padre Island Spindown, Inc.
The Williams Companies, Inc.
WFS Enterprises, Inc.
WFS-Liquids Company
WFS-NGL Pipeline Company Inc.
WFS-Offshore Gathering Company
Williams Alaska Air Cargo Properties, L.L.C.
Williams Alaska Petroleum, Inc.
Williams Alaska Pipeline Company, L.L.C.
Williams Bio-Energy, L.L.C.
Williams Energy Services, L.L.C.
Williams Ethanol Services, Inc.
Williams Express, Inc. [AK]
Williams Express, Inc. [DE]
Williams Field Services Company
Williams Field Services Group, Inc.
Williams Field Services-Gulf Coast Company, L.P.
Williams Gas Processing-Wamsutter Company
Williams Gas Processing Company
Williams Generating Memphis, LLC
Williams Generation Company - Hazelton
Williams Memphis Terminal, Inc.
Williams Merchant Services Company, Inc.
Williams Mid-South Pipelines, LLC
Williams Midstream Natural Gas Liquids, Inc.
Williams Natural Gas Liquids, Inc.
Williams Olefins Feedstock Pipelines, L.L.C.
Williams Olefins, L.L.C.
Williams Petroleum Pipeline Systems, Inc.
Williams Refining & Marketing, L.L.C.
Worthington Generation, L.L.C.

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT
                 STATE OF ORGANIZATION AND ADDRESSES OF GRANTORS

                   Entity                                     Principle Address                  State of
                                                                                              Incorporation
--------------------------------------------- --------------------------------------------- -------------------
(a)      Black Marlin Pipeline Company        One Williams Center, Tulsa, OK 74172                  TX
--------------------------------------------- --------------------------------------------- -------------------
(b)      Gas Supply, L.L.C.                   One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(c)      Juarez Pipeline Company              One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(d)      Mapco, Inc.                          One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(e)      MAPL Investments, Inc.               One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(f)      Memphis Generation, L.L.C.           One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(g)      North Padre Island Spindown, Inc.    One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(h)      The Williams Companies, Inc.         One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(i)      WFS Enterprises, Inc.                One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(j)      WFS-Liquids Company                  One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(k)      WFS-NGL Pipeline Company, Inc.       One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(l)      WFS-Offshore Gathering Company       One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(m)      Williams Alaska Air Cargo            One Williams Center, Tulsa, OK 74172                  AK
         Properties, L.L.C.
--------------------------------------------- --------------------------------------------- -------------------
(n)      Williams Alaska Petroleum, Inc.      One Williams Center, Tulsa, OK 74172                  AK

                   Entity                                     Principle Address                  State of
                                                                                              Incorporation
--------------------------------------------- --------------------------------------------- -------------------
(o)      Williams Alaska Pipeline Company,    One Williams Center, Tulsa, OK 74172                  DE
         L.L.C.
--------------------------------------------- --------------------------------------------- -------------------
(p)      Williams Bio-Energy, L.L.C.          One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(q)      Williams Energy Services, L.L.C.     One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(r)      Williams Ethanol Services, Inc.      1300 South Second Street, Pekin, IL 61554             DE
--------------------------------------------- --------------------------------------------- -------------------
(s)      Williams Express, Inc. (AK)          One Williams Center, Tulsa, OK 74172                  AK
--------------------------------------------- --------------------------------------------- -------------------
(t)      Williams Express, Inc. (DE)          One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(u)      Williams Field Services Company      P.O. Box 3102, Tulsa, OK  74101                       DE
--------------------------------------------- --------------------------------------------- -------------------
(v)      Williams Field Services Group, Inc.  P.O. Box 3102, Tulsa, OK  74101                       DE
--------------------------------------------- --------------------------------------------- -------------------
(w)      Williams Field Services-Gulf Coast   2800 Post Oak Boulevard, Houston, TX  77056           DE
         Company, L.P.
--------------------------------------------- --------------------------------------------- -------------------
(x)      Williams Gas Processing Company      P.O. Box 3102 Tulsa, OK 74101                         DE
--------------------------------------------- --------------------------------------------- -------------------
(y)      Williams Gas Processing -Wamsutter   One Williams Center, Tulsa, OK 74172                  DE
         Company
--------------------------------------------- --------------------------------------------- -------------------
(z)      Williams Generating Memphis, LLC     One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(aa)     Williams Generation Company -        One Williams Center, Tulsa, OK 74172                  DE
         Hazelton
--------------------------------------------- --------------------------------------------- -------------------
(bb)     Williams Memphis Terminal, Inc.      One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------

                   Entity                                     Principle Address                  State of
                                                                                              Incorporation
--------------------------------------------- --------------------------------------------- -------------------
(cc)     Williams Merchant Services           One Williams Center, Tulsa, OK 74172                  DE
         Company, Inc
--------------------------------------------- --------------------------------------------- -------------------
(dd)     Williams Mid-South Pipelines, LLC    One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(ee)     Williams Midstream Natural Gas       One Williams Center, Tulsa, OK 74172                  DE
         Liquids, Inc.
--------------------------------------------- --------------------------------------------- -------------------
(ff)     Williams Natural Gas Liquids, Inc.   One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(gg)     Williams Olefins Feedstock           One Williams Center, Tulsa, OK 74172                  DE
         Pipelines, L.L.C.
--------------------------------------------- --------------------------------------------- -------------------
(hh)     Williams Olefins, L.L.C.             One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------
(ii)     Williams Petroleum Pipeline          One Williams Center, Tulsa, OK 74172                  DE
         Systems, Inc.
--------------------------------------------- --------------------------------------------- -------------------
(jj)     Williams Refining & Marketing,       One Williams Center, Tulsa, OK 74172                  DE
         L.L.C.
--------------------------------------------- --------------------------------------------- -------------------
(kk)     Worthington Generation, L.L.C.       One Williams Center, Tulsa, OK 74172                  DE
--------------------------------------------- --------------------------------------------- -------------------

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

                      REQUIRED FINANCING STATEMENT FILINGS

                       Entity                           UCC Central Filing Offices of the Secretary of
                                                                State for the Following States
------------------------------------------------------ --------------------------------------------------
(a)      Black Marlin Pipeline Company                                        TX
------------------------------------------------------ --------------------------------------------------
(b)      Gas Supply, L.L.C.                                                   DE
------------------------------------------------------ --------------------------------------------------
(c)      Juarez Pipeline Company                                              DE
------------------------------------------------------ --------------------------------------------------
(d)      Mapco, Inc.                                                          DE
------------------------------------------------------ --------------------------------------------------
(e)      MAPL Investments, Inc.                                               DE
------------------------------------------------------ --------------------------------------------------
(f)      Memphis Generation, L.L.C.                                           DE
------------------------------------------------------ --------------------------------------------------
(g)      North Padre Island Spindown, Inc.                                    DE
------------------------------------------------------ --------------------------------------------------
(h)      The Williams Companies, Inc.                                         DE
------------------------------------------------------ --------------------------------------------------
(i)      WFS Enterprises, Inc.                                                DE
------------------------------------------------------ --------------------------------------------------
(j)      WFS-Liquids Company                                                  DE
------------------------------------------------------ --------------------------------------------------
(k)      WFS-NGL Pipeline Company, Inc.                                       DE
------------------------------------------------------ --------------------------------------------------
(l)      WFS-Offshore Gathering Company                                       DE
------------------------------------------------------ --------------------------------------------------
(m)      Williams Alaska Air Cargo Properties, L.L.C.                         AK
------------------------------------------------------ --------------------------------------------------
(n)      Williams Alaska Petroleum, Inc.                                      AK
------------------------------------------------------ --------------------------------------------------
(o)      Williams Alaska Pipeline Company, L.L.C.                             DE
------------------------------------------------------ --------------------------------------------------
(p)      Williams Bio-Energy, L.L.C.                                          DE
------------------------------------------------------ --------------------------------------------------

                       Entity                           UCC Central Filing Offices of the Secretary of
                                                                State for the Following States
------------------------------------------------------ --------------------------------------------------
(q)      Williams Energy Services, L.L.C                                      DE
------------------------------------------------------ --------------------------------------------------
(r)      Williams Ethanol Services, Inc.                                      DE
------------------------------------------------------ --------------------------------------------------
(s)      Williams Express, Inc. (AK)                                          AK
------------------------------------------------------ --------------------------------------------------
(t)      Williams Express, Inc. (DE)                                          DE
------------------------------------------------------ --------------------------------------------------
(u)      Williams Field Services Company                                      DE
------------------------------------------------------ --------------------------------------------------
(v)      Williams Field Services Group, Inc.                                  DE
------------------------------------------------------ --------------------------------------------------
(w)      Williams Field Services-Gulf Coast Company,                          DE
           L.P.
------------------------------------------------------ --------------------------------------------------
(x)      Williams Gas Processing Company                                      DE
------------------------------------------------------ --------------------------------------------------
(y)      Williams Gas Processing -Wamsutter Company                           DE
------------------------------------------------------ --------------------------------------------------
(z)      Williams Generating Memphis, LLC                                     DE
------------------------------------------------------ --------------------------------------------------
(aa)     Williams Generation Company - Hazelton                               DE
------------------------------------------------------ --------------------------------------------------
(bb)     Williams Memphis Terminal, Inc.                                      DE
------------------------------------------------------ --------------------------------------------------
(cc)     Williams Merchant Services Company, Inc                              DE
------------------------------------------------------ --------------------------------------------------
(dd)     Williams Mid-South Pipelines, LLC                                    DE
------------------------------------------------------ --------------------------------------------------
(ee)     Williams Midstream Natural Gas Liquids, Inc.                         DE
------------------------------------------------------ --------------------------------------------------

                       Entity                           UCC Central Filing Offices of the Secretary of
                                                                State for the Following States
------------------------------------------------------ --------------------------------------------------
(ff)     Williams Natural Gas Liquids, Inc.                                   DE
------------------------------------------------------ --------------------------------------------------
(gg)     Williams Olefins Feedstock Pipelines, L.L.C.                         DE
------------------------------------------------------ --------------------------------------------------
(hh)     Williams Olefins, L.L.C.                                             DE
------------------------------------------------------ --------------------------------------------------
(ii)     Williams Petroleum Pipeline Systems, Inc.                            DE
------------------------------------------------------ --------------------------------------------------
(jj)     Williams Refining & Marketing, L.L.C.                                DE
------------------------------------------------------ --------------------------------------------------
(kk)      Worthington Generation, L.L.C.                                      DE
------------------------------------------------------ --------------------------------------------------

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

                                CREDIT DOCUMENTS

1. That Credit Agreement dated as of July 31, 2002 (as amended, modified, supplemented or restated from time to time), by and among the Company together with Citicorp USA, Inc., as agent and collateral agent, Bank of America N. A. as syndication agent, Citibank, N.A. and Bank of America N.A. as issuing bank, Salomon Smith Barney Inc. as L/C Arranger, and the banks named therein.

2. The Company; Northwest Pipeline Corporation, a Delaware corporation; Transcontinental Gas Pipe Line Corporation, a Delaware corporation; and Texas Gas Transmission Corporation, a Delaware corporation, as the borrowers, have entered into a Credit Agreement dated July 25, 2000, as amended, together with the banks named therein, and The Chase Manhattan Bank and Commerzbank AG as co-syndication agents, and Credit Lyonnais New York Branch as documentation agent and Citibank, N.A., as agent, and Salomon Smith Barney, as Arranger.

3 Indenture between MAPCO, Inc., as Issuer, and Bankers Trust Company, as Trustee dated March 31, 1990.

4 Indenture between Transco Energy Company, as Issuer, and The Bank of New York, as Trustee, dated May 1, 1990.

All documents, instruments, agreements, certificates and notices at any time executed and/or delivered in connection with any of the foregoing Credit Documents.



                                      -1-